UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 7, 2004

                                FONEFRIEND, INC.
                                ----------------
               (Exact name of registrant as specified in charter)


         DELAWARE                      0-24408             33-0611753
         --------                       -------            ----------
  (State or other jurisdiction of     (Commission        (I.R.S. Employer
   incorporation or organization)     File Number)     Identification Number)



             8447 WILSHIRE BLVD., 5 TH FLOOR
                     BEVERLY HILLS, CA                       90211
                    -------------------                    ---------
             (Address of Principal Executive Office)       (Zip Code)


                                 (323) 653-6110
                                 --------------

                (Registrant's Executive Office Telephone Number)


Item  5.02  Departure  of  Directors  or  Principal  Officers

By letter addressed to the registrant, dated September 7, 2004, Joseph Weaver, one of the registrant's directors, resigned his position effective immediately. Mr. Weaver expressed personal reasons including pursuing other business opportunities for resigning.


Item  9.01  Financial  Statements  and  Exhibits

(c)  Exhibits.

99.1       Letter  of  resignation  dated  September 7, 2004 from Joseph Weaver.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant

FONEFRIEND,  INC.


By:  /s/  Robin  Glanzl
     ------------------

Robin  Glanzl,  President

Date:  September  29,  2004